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                                UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   March 20, 2000
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                   Spiros Development Corporation II, Inc.
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         (Exact name of registrant as specified in its charter)


         Delaware                      000-23501                33-0774288
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)          Identification No.)


      7475 Lusk Blvd., San Diego, California                        92121
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     (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code   (858) 457-2553
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       (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On March 20, 2000, we entered into an agreement and plan of merger with Dura Pharmaceuticals, Inc. and Starfish Acquisition Corp., Inc. a wholly-owned subsidiary of Dura, entered into an Agreement and Plan of Merger.

     Upon the terms and subject to the conditions in the merger agreement, Starfish will be merged with and into us and we will survive the merger as a subsidiary of Dura.

     Upon completion of the merger, each share of our callable common stock which is issued and outstanding immediately prior to completion the merger (other than shares held by us as treasury stock, owned by Dura or any of its subsidiaries, or held by stockholders who have perfected and not lost their right to appraisal under Delaware law) will be converted into the right to receive $13.25 in cash and one five-year warrant to purchase a fraction of a share of Dura common stock. The exact fraction of a share of Dura common stock purchasable under the warrant will be determined based on the average closing price of Dura common stock for the ten trading days prior to stockholder vote on the merger.

     Also on March 20, 2000, as an inducement to Dura's execution of the merger agreement, several of our stockholders who own an aggregate of 1,374,400 shares of our common stock agreed to vote (or consent with regard to) all 1,374,400 shares of our common stock in favor of the merger.

     The transaction, which is expected to close in the second quarter of 2000, has been approved by the board of directors of Dura and a special committee of our board of directors and is subject to, among other things, the adoption of the merger agreement by our stockholders, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and the effectiveness of a registration statement covering Dura's issuance of the warrants in the merger.

     The description of the transaction set forth above is qualified in its entirety by reference to the merger agreement and voting agreement filed with this current report on Form 8-K, copies of which are attached to this current report on Form 8-K as exhibits 2.1 and 10.1, respectively.

     On March 20, 2000, we issued a joint press release with Dura which we incorporate by reference from the Form 8-K filed by Dura on March 21, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         2.1 Agreement and Plan of Merger, dated as of March 20, 2000, by and among Dura, Starfish, and Spiros.

        10.1 Voting Agreement, dated as of March 20, 2000, by and among Farallon Capital Partners, L.P., a California limited partnership, Farallon Capital Institutional Partners, L.P., a California limited partnership, Farallon Capital Institutional Partners II, L.P., a California limited partnership, Farallon Capital Institutional Partners III, L.P., a Delaware limited partnership, Tinicum Partners, L.P., a New York limited partnership, and Farallon Capital Management, L.L.C. on behalf of certain managed accounts, Dura, Starfish, and Spiros.

        99.1 Joint Press Release issued by Dura and Spiros on March 20, 2000 (announcing execution of the merger agreement).(1)

(1) -- Incorporated herein by reference to the Form 8-K filed by Dura on March 21, 2000.

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                                 SIGNATURES*

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SPIROS DEVELOPMENT CORPORATION II, INC.
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                                                    (Registrant)


  March 21, 2000                                /s/ ERLE T. MAST
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       Date                                        Erle T. Mast
                                    Vice President and Chief Financial Officer